SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 21, 2013

Air T, Inc.

(Exact Name of Registrant as Specified in its Charter)

                                                              Delaware                                                              0-11720                                                   52-1206400
(State or Other Jurisdiction                              (Commission File Number)                              (I.R.S. Employer
                                                of Incorporation)                                                                                                                  Identification No.)

3524 Airport Road
        Maiden, North Carolina 28650
(Address of Principal Executive Offices)
 (Zip Code)

                                   (828) 464-8741
 (Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                                Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01                      Entry into a Material Definitive Agreement

On August 21, 2012, Air T, Inc. (the “Company”) accepted a letter agreement from Bank of America, N.A. (the “Lender”) to extend, from August 31, 2014 to August 31, 2015, the availability period under the $7,000,000 revolving line of credit documented by the Loan Agreement dated September 18, 2007 between the Company and the Lender.  Such letter agreement is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits

(c)           Exhibits

Exhibit 10.1	Letter Agreement dated August 21, 2013 from Bank of America, N.A. to Air T, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

August 23, 2013

                   AIR T, INC.

                   By: /s/ Walter Clark
                 Walter Clark, Chief Executive Officer

Exhibit Index

Exhibit	Description
Exhibit 10.1	Letter agreement dated August 21, 2013 from Bank of America, N.A. to Air T, Inc.